                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            ______________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  November 28, 2000
                              ___________________

                     GEMSTAR-TV GUIDE INTERNATIONAL, INC.
            (Exact Name of Registrant as Specified in Its Charter)
                              ___________________

          Delaware                                               95-4782077
(State or Other Jurisdiction of                               (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                           (Commission File Number)

                     135 North Los Robles Avenue, Suite 800
                           Pasadena, California 91101
         (Address, Including Zip Code, of Principal Executive Offices)
                              ___________________


                                 (626) 792-5700
              (Registrant's Telephone Number, Including Area Code)


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

                              ___________________
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ITEM 8.  CHANGE IN FISCAL YEAR.

     On November 28, 2000, the Board of Directors of Gemstar-TV Guide International, Inc. (the "Company") approved the change of the Company's fiscal year end from March 31 to December 31. The Company will file a Transition Report on Form 10-K for the transition period from April 1, 2000 to December 31, 2000 with the Securities and Exchange Commission within 90 days after December 31, 2000.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 7, 2000


                                            GEMSTAR-TV GUIDE INTERNATIONAL, INC.


                                                /s/  Stephen A. Weiswasser
                                            ------------------------------------
                                                Stephen A. Weiswasser
                                                Executive Vice President
                                                and General Counsel




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